EXHIBIT 10.03

The board of directors of The E. W. Scripps Company approved the following resolution on February 23, 2006.

WHEREAS, the Company desires to allow for uncertificated share registration of shares by shareholders as an alternative to receiving a stock certificate;

NOW THEREFORE BE IT RESOLVED, that the company’s Code of Regulations, Article VI (Certificates for Shares), shall be amended to read as follows:

Section 1. Form and Execution.

(A) Certificates for shares, certifying the number of full-paid shares owned, shall be issued to each shareholder who chooses to receive a certificate, in such form as shall be approved by the board of directors. Such certificates shall be signed by the chairman of the board of directors or the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer; provided, however, that if such certificates are countersigned by an incorporated transfer agent or registrar the signatures of any of such officers and the seal of the Corporation upon such certificates may be facsimiled, engraved, stamped or printed. If any officer or officers who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates if authenticated by the endorsement thereon of the signature of a transfer agent or registrar shall nevertheless be as effective in all respects when delivered as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the Corporation.

(B) As an alternative to receiving a stock certificate, a shareholder may choose to have shares registered through an uncertificated share registration system.

FURTHER RESOLVED, that the officers of the Company be, and they are hereby, authorized, empowered and directed to take all further action or to do all other things that they deem necessary and desirable in connection with or to effectuate the foregoing resolution.

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